INCOME TAXES	3 Months Ended
Mar. 31, 2021
Income Tax Disclosure [Abstract]
INCOME TAXES

17. INCOME TAXES

NESR is a holding company incorporated in the British Virgin Islands, which imposes a zero percent statutory corporate income tax rate on income generated outside of the British Virgin Islands. The subsidiaries operate in multiple tax jurisdictions throughout the MENA and Asia Pacific regions where statutory tax rates generally vary from 10% to 35%. In the British Virgin Islands, the statutory rate is effectively 0% as tax is not applied on extra territorial activity.

The Company’s effective tax rate was 12% and 17% for the quarters ended March 31, 2021 and March 31, 2020, respectively, in the Condensed Consolidated Statement of Operations. The difference in rate between periods is primarily attributable to $1.0 million discrete tax reserve, related to a prior period, that was released during the quarter ended March 31, 2021.